                                                                       Exhibit j

Consent of Independent Accountants




We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 29 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Trust II of our reports dated December 14, 1998, relating to the financial statements and financial highlights of Small Cap Growth Portfolio, Small Cap Value Portfolio, Large Cap Growth Portfolio and Growth & Income Portfolio appearing in the October 31, 1998 Annual Report of CitiFunds Small Cap Growth Portfolio, CitiFunds Small Cap Value Portfolio, CitiFunds Large Cap Growth Portfolio and CitiFunds Growth & Income Portfolio, respectively, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Auditors" and "Financial Statements" in the Statement of Additional Information.



PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
February 26, 1999

                                                                       Exhibit j

Consent of Independent Accountants




We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting part of this Post-Effective Amendment No. 29 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Trust II of our reports dated December 14, 1998, relating to the financial statements and financial highlights of CitiFunds Small Cap Growth Portfolio, CitiFunds Small Cap Value Portfolio, CitiFunds Large Cap Growth Portfolio and CitiFunds Growth & Income Portfolio appearing in the October 31, 1998 Annual Report of CitiFunds Small Cap Growth Portfolio, CitiFunds Small Cap Value Portfolio, CitiFunds Large Cap Growth Portfolio and CitiFunds Growth & Income Portfolio, respectively, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectuses and under headings "Auditors" and "Financial Statements" in the Statement of Additional Information.




PricewaterhouseCoopers LLP
Boston, Massachusetts
February 26, 1999